SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 31, 2002

                                     000-21669
                            ------------------------
                            (Commission File Number)

                              Digital Lightwave, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                               NO. 95-4313013
----------------------------                                  ------------------
(State or other jurisdiction                                   (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              15550 Lightwave Drive
                              CLEARWATER, FL, 33760
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (727) 442-6677

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

	On October 30, 2002, Digital Lightwave, Inc. ("Digital" or the "Registrant")
entered into an Asset Purchase Agreement ("Agreement") with Tektronix, Inc., an
Oregon Corporation ("Tektronix").  Pursuant to the Agreement, on November 5,
2002 Digital acquired the Optical Test System product line of Tektronix (the
"OTS Line"), and assumed certain liabilities associated with the OTS Line, in exchange for $10 million in cash paid from operations.  Under the terms of the related escrow agreement, $1 million of the purchase price will be held in escrow until the one year anniverary of the closing date for the purpose of indemnifying Digital against any damages that result from any breach of the representations, warranties, covenants or agreements of Tektronix contained in the Agreement.

	In connection with the Agreement, Digital entered into (i) a license agreement with Tektronix pursuant to which Tektronix licensed certain intellectual property to Digital related to the OTS Line, and (ii) a services agreement with Tektronix pursuant to which Tektronix shall perform certain manufacturing services for Digital related to the OTS Line and Digital assumed certain warranty obligations of Tektronix related to the OTS Line.

	Copies of the Agreement and Digital's press release dated October 31, 2002, entitled "Digital Lightwave Signs Definitive Agreement To Acquire Optical Transmission Test Product Line from Tektronix, Inc.", are attached to this report as Exhibits 2.1 and 99.1, respectively.

	The timing and amount of the consideration paid in connection with the acquisition was the result of arms-length negotiations between the representatives of Digital and Tektronix.


Item 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE.

	In connection with the acquisition of the OTS Line, Digital hired approximately 45 new employees. In connection with Digital's recent acquisition of certain assets of LightChip, Inc. in October 2002, Digital hired approximately 19 new employees.

	As a result of the new hires made in connection with the recent acquisitions and in response to the continued industry downturn affecting other areas of Digital's operations, Digital is in the process of reducing its workforce by approximately 42 positions, or approximately 19% of its employment base after taking into account the recent hires described above. Digital expects to complete these reductions during November 2002. Digital expects to realize approximately $5-6.5 million in annual savings and to take a restructuring charge of approximateley $0.5-1 million related to these reductions. Digital expects to record this charge in the fourth quarter of this fiscal year.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

	(a)	Financial statements of Business Acquired.

		Not applicable.

	(b)	Pro forma Financial Information.

		Not applicable.

	(c)	Exhibits.

		2.1*  	Asset Purchase Agreement, dated October 30, 2002, by and
			between Digital Lightwave, Inc. and Tektronix Inc.

		99.1 	Digital Lightwave, Inc. Press Release, dated October 31, 2002.


___________

*	The Registrant hereby agrees to furnish to the Securities and Exchange
	Commission supplementally, any schedules or exhibits to such agreement which
	are not filed herewith, upon the request of the Securities and Exchange
	Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.

November 7, 2002
-------------
    (Date)


DIGITAL LIGHTWAVE, INC.



BY: /s/ MARK E. SCOTT
    ---------------------
Mark E. Scott
Executive Vice President, Finance,
Chief Financial Officer and Secretary
(Principal Accounting Officer)

				EXHIBIT INDEX

	Number	Description
	------  -----------

	2.1*	Asset Purchase Agreement, dated October 30, 2002, by and between
		Digital Lightwave, Inc. and Tektronix Inc.

	99.1 	Digital Lightwave, Inc. Press Release, dated October 31, 2002.

___________

*	The Registrant hereby agrees to furnish to the Securities and Exchange
	Commission supplementally, any schedules or exhibits to such agreement
	which are not filed herewith, upon the request of the Securities and Exchange
	Commission.